Statutory Reserves	12 Months Ended
Dec. 31, 2022
Statutory Reserves Disclosure [Abstract]
Statutory Reserves
(19)	STATUTORY RESERVES
In accordance with the relevant laws and regulations of the PRC, the Company’s PRC consolidated entities are required to transfer 10% of their respective after-tax
profit, as determined in accordance with PRC accounting standards and regulations to a general reserve fund until the balance of the fund reaches 50% of the registered capital of the respective entity. The transfer to this general reserve fund must be made before any distribution of dividends. As of December 31, 2021 and 2022, the PRC consolidated entities had accumulated statutory reserve balances of RMB 25,698,704 and RMB 25,698,704, respectively, which is restricted for distribution to the
Company.